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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    JULY 11, 2000
                                                    -------------

                                 CITIGROUP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                   1-9924                             52-1568099
----------------            -------------                   --------------------
(State or other             (Commission                     (IRS Employer
 jurisdiction of             File Number)                    Identification No.)
 incorporation)


           153 EAST 53RD STREET, NEW YORK, NEW YORK          10043
       --------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)


                                (212) 559-1000
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              (Registrant's telephone number, including area code)


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                                 CITIGROUP INC.
                           Current Report on Form 8-K


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits:

         EXHIBIT NO.       DESCRIPTION

            1.01 Terms Agreement, dated July 11, 2000, among the Company and Salomon Brothers International Limited, Bear, Stearns International Limited, Daiwa Securities SB Capital Markets Europe Limited, Deutsche Bank AG London, Goldman Sachs International, IBJ International plc, Nomura International plc, Sanwa International plc and Tokyo-Mitsubishi International plc, as Underwriters, relating to the offer and sale of the Company's 1.40% Notes due July 18, 2005.

            4.01 Form of DTC Global Note for the Company's 1.40% Notes due July 18, 2005.

            4.02 Form of International Global Note for the Company's 1.40% Notes due July 18, 2005.

            4.03 Form of Fiscal Agency Agreement among Citibank, N.A. London Office, the Company and Banque Internationale a Luxembourg S.A.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 11, 2000                    CITIGROUP INC.

                                        By /s/ FIROZ B. TARAPORE
                                        ------------------------
                                               Firoz B. Tarapore
                                               Deputy Treasurer